UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 23, 2026 (March 22, 2026)

Everest Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	EG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On March 22, 2026, Everest Underwriting Group (Ireland) Limited (“EUGIL”), an Irish company and direct subsidiary of Everest Group, Ltd. (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with The Wawanesa Mutual Insurance Company, a mutual insurance company existing under the Insurance Companies Act (Canada) (“Buyer”), pursuant to which EUGIL agreed to sell to Buyer, or a Canadian affiliate thereof, all of the outstanding shares of capital of the Everest Insurance Company of Canada, a Canadian insurance company and a wholly owned subsidiary of EUGIL (“Everest Canada”), representing the Company’s Canadian Retail Insurance operations for CAD 410 million, subject to adjustment. The closing of the transaction pursuant to the Purchase Agreement is subject to the satisfaction of customary closing conditions, including the receipt of antitrust approval from the Commissioner of Competition and insurance regulatory approval from the Minister of Finance (Canada).

In connection with the Purchase Agreement, (i) Everest Canada will enter into a loss portfolio transfer reinsurance agreement with Everest Reinsurance Company (Canadian Branch), a Delaware reinsurance company and affiliate of EUGIL (“ERC”), pursuant to which ERC will reinsure certain liabilities of Everest Canada with respect to insurance business written prior to the closing of the transaction, (ii) EUGIL or an affiliate thereof and Buyer or an affiliate thereof will enter into a transition services agreement for specified transition services to be provided to Buyer and its affiliates and (iii) EUGIL and its affiliates, on the one hand, and Buyer and its affiliates, on the other hand, will enter into such other ancillary agreements as contemplated in the Purchase Agreement.

The above description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which the Company will file as an exhibit to a subsequent periodic report on Form 10-Q with the U.S. Securities and Exchange Commission.

Item 7.01     Regulation FD Disclosure

On March 23, 2026, the Company issued a news release announcing the execution of the Purchase
Agreement. A copy of the news release is furnished herewith as Exhibit 99.1 and is incorporated by reference.

The following information is being furnished under Item 7.01, “Regulation FD Disclosure.” This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release of the Company, dated March 23, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST GROUP, LTD.

By:	/s/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and Chief Accounting Officer

Dated: March 23, 2026

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of the Company, dated March 23, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)